UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

Wound Management Technologies, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-11808	59-2219994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
16633 Dallas Parkway, Suite 250 Addison, Texas (Address of principal executive offices)	75001 (zip code)
Registrant’s telephone number, including area code: (972) 218-0935

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 10, 2017, Wound Management Technologies, Inc. (the “Company”) and John Siedhoff, the chairman of the Company’s Board of Directors, entered into an amendment to the Consulting Agreement, dated April 25, 2016, by and between the Company and Mr. Siedhoff (the “Amendment”). The Amendment: (i) changes the name of the consultant under the Consulting Agreement from John Siedhoff to Twin Oaks Equities, LLC (an entity controlled by Mr. Siedhoff), and (ii) increases the monthly compensation payable under the Consulting Agreement from $15,000 to $20,000, effective as of January 1, 2017.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit.
No.
 Description
10.1
Amendment to Consulting Agreement dated March 10, 2017, by and between the Company and John Siedhoff

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wound Management Technologies, Inc.

Date: March 13, 2017	By:	/s/ Deborah Jenkins Hutchinson